Exhibit 99.2

OTCQB: MTNB CORPORATE PRESENTATION January 2015 www.MatinasBioPharma.com A clinical - stage biopharmaceutical company focused on the development of lipid - based prescription therapeutics for the treatment of cardiovascular and metabolic conditions and infectious diseases 1

Forward Looking Statement This presentation contains "forward - looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995, including those relating to the Company’s product development, clinical and regulatory timelines, market opportunity, cash flow and other statements that are predictive in nature, that depend upon or refer to future events or conditions. All statements other than statements of historical fact are statements that could be forward - looking statements. Forward - looking statements include words such as “expects,” “anticipates,” “intends,” “plans,“ “could”, “believes,” “estimates” and similar expressions. These statements involve known and unknown risks, uncertainties and other factors which may cause actual results to be materially different from any future results expressed or implied by the forward - looking statements. Forward - looking statements are subject to a number of risks and uncertainties, including, but not limited to, our ability to obtain additional capital to meet our liquidity needs on acceptable terms, or a t all, including the additional capital which will be necessary to complete the clinical trials for our product candidates; our ability to successfully complete research and further development and commercialization of our product candidates; the uncertainties inherent in clinical testing; the timing, cost and uncertainty of obtaining regulatory approvals; our ability t o protect the Company's intellectual property; the loss of any executive officers or key personnel or consultants; competition; changes in the regulatory landscape or the imposition of regulations that affect the Company's products; and the other factors listed under “Risk Factors” in our filings with the SEC, including Forms 10 - K, 10 - Q and 8 - K. Investors are cautioned not to place undue reliance on such forward - looking statements, which speak only as of the date of this release. Except as may be required by law, the Company does not undertake any obligation to release publicly any revisions to such forward - looking statement to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events. Matinas BioPharma’s product candidates are all in a development stage and are not available for sale or use. 2

Investment Highlights • Unique and differentiated expertise in lipidomics , lipid chemistry and lipid - based delivery • Phase 2a and Phase 3 clinical development programs expected to commence in 2015 • Novel technology platform with broad application expected to drive a robust pipeline in high - value markets and niche, potentially orphan indications • Strong patent estate across platforms with decades of know - how • Multiple value - driving catalysts expected over next 12 months • Experienced management and board with strong development and commercialization track record 3

Our Lipid - based Therapy Approach Lipid - Based Therapies Lipids as Pharmaceutically Active Compounds ▪ MAT9001 • Severe hypertriglyceridemia • Other dyslipidemia ▪ MAT8800 • Fatty Liver Disease Lipids as “ Nano - Particle” Delivery Vehicles ▪ MAT2203 – C - Amphotericin B • Broad Spectrum Fungicidal ▪ MAT2501 – C - Amikacin • Aminoglycoside Antibiotic (gram - ) Clinical Stage Program Clinical Stage Program 4

Matinas BioPharma Pipeline Discovery IND Preparation Early Clinical Development Phase 3 Development 5 MAT9001 MAT2203 MAT2501 MAT8800 Severe Hypertriglyceridemia Fungal Infections Gram - Negative Bacterial Infections Fatty Liver Disease Discovery Program

6 MAT9001 A Next Generation Prescription - only Omega - 3 Fatty Acid Medication

Not All Omega - 3s are the Same MTNB focus on UNIQUE OMEGA - 3S 7 COMMON OMEGA - 3S EPA Not all Rx Omega - 3s are the same : Repurposed drugs DHA LOVAZA (EPA and DHA) EPANOVA (EPA and DHA) VASCEPA (Pure EPA) High DHA Low DHA ALA ETA HPA DPA SDA K ey Differentiation Driver for MTNB DHA is associated with an increase in LDL cholesterol

MAT9001 – Uniquely Engineered Omega - 3 Composition x Severe Hypertriglyceridemia (≥500mg/dL) x Highest potency x Unique Mechanism of Action 8 EPA SPECIFICALLY DESIGNED TO TREAT DYSLIPIDEMIA DPA

HIGH triglycerides Pancreatitis Cardiovascular Disease Type 2 Diabetes Fatty Liver Disease HIGH risk: 9 HIGH number of patients with high triglycerides ~4M ~65M (TG≥150mg/dl) (TG≥500mg/dl)

Docosapentaenoic Acid (DPA) Differentiation 10 -60% -50% -40% -30% -20% -10% 0% 50 200 400 1000 EPA 200 mg/kg EPA 400 mg/kg EPA 1000 mg/kg DPA 50 mg/kg TG Percent reduction from baseline in “Fatty Zucker ” rats after 1 week of dosing (n=8 per treatment group). Source: Matinas BioPharma research; unpublished Linderborg et al.; PLEFA (2015) 88, 313 - 319 0 0.5 1 1.5 2 0 1 2 3 4 5 * * Hours Postprandial TG Levels in Human Females after 1 week of dosing (n=10 per treatment group, 3 - way cross - over). Olive Oil EPA DPA Relative mRNA expression levels in Rat liver after 4 weeks dosing (400 mg DPA/kg*day) 0 0.5 1 1.5 2 Vehicle Only Vehicle + Statin DPA + statin HMG - CoA Reductase 0 0.5 1 1.5 2 2.5 3 Vehicle Only Vehicle + Statin DPA + statin PCSK9

MAT9001 – Program Achievements x Promising results with DPA in pre - clinical studies x Proprietary process for high purity DPA manufacturing, at GMP 10+kg scale x Development of proprietary soft - gel formulation x Formation of prominent Scientific Advisory Board x Filed MAT9001 IND with FDA Q4 2014 x Commenced first human trial for MAT9001 in Canada Q4 2014 x Established robust MAT9001 IP estate: • Filed 22 patents across 3 families • One U.S. Patent issued Dec. 2014 11

MAT9001 – Development Overview Discovery IND Preparation Early Clinical Development Phase 3 Development MAT9001 12 Next Steps: • Comparative PK/PD crossover study ongoing in Canada – ~50 pts • Protocol responses to FDA (comparative PK and animal tox ) • Conduct comparative PK and animal tox studies • Submit results from PK and animal tox studies and Phase 3 protocol • Initiate Phase 3, pending FDA process and funding • Exploring other CV and dyslipidemia indications

13 MAT2203 Amphotericin B Delivered in a Lipid - Crystal Nano - Particle Cochleate Formulation

Cochleate Targeted Nano - particle Delivery Mitigates the Limitations of Amphotericin B 14 50 - 500 nm * Phosphatidylserine PS* Bilayer Calcium Drug 1. Reduces toxicity by containing drug inside particle 2. Size and surface features facilitate targeted delivery 3. Potential for oral administration High Calcium Low Calcium 1 2 A platform drug delivery technology**… …that provides targeted delivery ** Cochleate Platform delivery technology under exclusive license from Rutgers University Nanocochleate particles open up under low calcium and deliver anti - infective intracellularly

Cochleate Technology Offers S ignificant C linical I mprovement P otential Multi - Organ Protection • Cochleates act as a shield for the body from otherwise toxic medicinal compounds Targeted Delivery • Cochleates are carried directly to infection sites Oral Administration • Efficacy demonstrated in in vivo animal studies • Safety demonstrated in Phase 1 human study 15

Selective Cellular Uptake of Cochleates 16 Cochleates are taken up by cells like macrophages… …or by the fungus itself Cochleate interacting with a macrophage in cell culture Florescent labeled cochleates in the fungal hyphae

Efficacy with Reduced Toxicity 17 Comparative Amphotericin B Study In Mouse Fungal Model Survival % Days 0% 20% 40% 60% 80% 100% Control Existing AmB (IV, 1mg/kg) Existing AmB (IV, 2mg/kg) AmB Cochleates (Oral, 0.5 mg/kg ) ▪ Candidiasis mouse model at PHRI ▪ Oral delivery of encochleated Amphotericin B ▪ Similar efficacy at significantly lower dose (0.5mg/kg versus 2mg/kg in comparator) ▪ Mild side effect/toxicity profile with encochleated Amphotericin B

Invasive Fungal Infections x Cryptococcal Meningoencephalitis x Aspergillosis Significant Clinical Need for Fungicidal Agents Hematological Malignancies x Leukemias • ALL • AML Stem Cell Transplants x Autologous x Allogeneic Solid Organ Transplants x Kidney x Liver x Other Approximately 150,000 cases annually in the U.S. alone Potential to Address Orphan Indications Patient Populations at High Risk for Fungal Infections 18

Scientific Merit of Cochleate Technology and Clinical Unmet Need has Led to Several NIH Collaborations • NIH SBIR grants and research contracts towards encochleated Amphotericin B research • NIH SBIR grants and research contracts toward encochleated Aminoglycoside antibiotics research – Amikacin – Capreomycin • Discussion on Clinical Trial Agreement with NIH for Phase 2a clinical study with Amphotericin B in patients is ongoing • Other projects under discussion/review 19

Cochleate Nanoparticle Delivery has Broad Utility with Potential for Orphan Drug Applications Collaborations In - Vitro Animal POC IND - Prep Human Studies Amphotericin B NIH / PHRI Amikacin NIH Vaccines Ibuprofen Atovaquone NIH Capreomycin NIH Meropenem NIH Curcumin Omega - 3 FA 20

MAT2203 – Recent Significant Advancements x Completed c ryptococcal meningitis mouse studies at NIH with C - Amphotericin B x Increasing C - Amphotericin B scale to ~800 doses/batch x Preparing for C - Amphotericin B Phase 2a efficacy trial at NIH – refractory mucocutaneous candidiasis patients 21

MAT2203 – Development Overview Discovery IND Preparation Early Clinical Development Phase 3 Development MAT2203 22 Next Steps: ▪ Single - Dose Phase 1 study completed ▪ Patient treatment protocols under development in collaboration with NIH/NIAID ▪ Commence Phase 2a study in 1H 2015

23 MAT8800 Fatty Liver Disease Discovery Program

MAT8800 – Development Overview MAT8800 – Proprietary Omega - 3 Discovery Program Treating Fatty Liver Disease NAFLD NASH • Common: 12% of U.S. population • A leading cause of cirrhosis • NO APPROVED TREATMENT OPTION 24 Discovery IND Preparation Early Clinical Development Phase 3 Development MAT8800 Next Steps: • Animal studies ongoing • Composition selection or further optimization • Upon selection, pre - IND meeting with FDA and IND prep Unique Approach with omega - 3 composition; differentiated from the bile - acid approach

Experienced Management Team and Board

Strong development and commercialization track record

Roelof Rongen
- President and CEO, Director

George Bobotas, PhD
- Chief Scientific Officer

Jerome Jabbour, JD
- Chief Business Officer & General Counsel

Abdel Fawzy, PhD
- EVP Pharmaceutical & Supply Chain Dev.

Gary Gaglione, CPA
- VP Finance, Acting CFO

Herbert Conrad, Chairman BOD
- Roche, Reliant, Pharmasset, Celldex, Dura, Bone Care

James Scibetta, Director
- CFO Pacira, Bioenvision/Genzyme, Merrimack

Stefano Ferrari, Director
- ProSPA, Bioseutica, KD-Pharma

Adam Stern, Director
- CEO SternAegis Ventures

MATINAS BIOPHARMA
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Dyslipidemia & Cardiovascular Disease Christie M. Ballantyne, MD, PhD, FACC, FNLA – Baylor College of Medicine , Center for Cardiovascular Disease Prevention at the Methodist DeBakey Heart and Vascular Center, Lipid Metabolism and Atherosclerosis Clinic at Houston Methodist Hospital Kevin Maki, PhD, FNLA – DePaul University, Midwest Center for Metabolic & Cardiovascular Research, Great Lakes Clinical Trials, National Lipid Association’s Expert Panel Anti - Infectives J. Carl Craft, MD; Chair – Former Chief Scientific Officer for Medicines for Malaria Venture (MMV), Former Venture Head at Abbott Laboratories Anti - Infective Development Group Raphael Mannino, PhD – Associate Professor of Pathology and Laboratory Medicine at Rutgers University, New Jersey Medical School. Founder, former President, CEO, CSO and EVP of BioDelivery Sciences, Inc . World Class Scientific Advisory Board 26

MTNB Represents a Compelling I nvestment O pportunity x Unique and differentiated expertise in lipidomics , lipid chemistry and lipid - based delivery x Phase 2a and Phase 3 clinical development programs expected to commence in 2015 x Novel technology platform with broad application expected to drive a robust pipeline in high - value markets and niche, potentially orphan indications x Strong patent estate across platforms with decades of know - how x Multiple value - driving catalysts expected over next 12 months x Experienced management and board with strong development and commercialization track record 27

OTCQB: MTNB CORPORATE PRESENTATION January 2015 www.MatinasBioPharma.com A clinical - stage biopharmaceutical company focused on the development of lipid - based prescription therapeutics for the treatment of cardiovascular and metabolic conditions and infectious diseases 28